UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
December 1, 2004

ADVOCAT INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067
(Address of principal executive offices)

(615) 771-7575
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address,
if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Item 8.01. Other Events.

As previously disclosed, the Company leased three nursing homes, including two operating facilities and one closed facility, in Texas under a lease that expired in April 2004. Since the expiration of the lease, the Company has operated under the lease on a month to month basis. The owner of the properties had notified the Company of its intent to sell these properties.

The sale of the two operating properties was completed on December 1, 2004, and at that time the Company terminated its lease obligations on all three facilities and cooperated in an orderly transition of the properties.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.
By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr.
Chief Financial Officer

Date: December 6, 2004

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